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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

BAUSCH & LOMB INCORPORATED
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-4105 (Commission File Number)	16-0345235 (IRS Employer Identification No.)
One Bausch & Lomb Place, Rochester, NY (Address of principal executive offices)		14604-2701 (Zip Code)

Registrant's telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    On November 15, 2004, Bausch & Lomb Incorporated announced that it had filed a registration statement with respect to the exchange of up to $160,000,000 aggregate principal amount of its outstanding Floating Convertible Senior Notes due 2023 for an equal amount of its 2004 Senior Convertible Securities due 2023 and an exchange fee. The exchange offer will expire on December 14, 2004 unless extended or earlier terminated. A copy of the press release is filed as an exhibit to this Form 8-K.

Item 9.01    Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. — Not applicable
(b)	Pro forma financial information. — Not applicable
(c)	Exhibits. The following exhibit is filed as part of this report:
99.1 Press Release dated November 15, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ STEPHEN C. MCCLUSKI Stephen C. McCluski Senior Vice President and Chief Financial Officer
Date: November 15, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 15, 2004.

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SIGNATURES
EXHIBIT INDEX